Schedule of Investments(a)
Invesco Real Assets ESG ETF (IVRA)
January 31, 2024
(Unaudited)
	Shares	Value
Common Stocks & Other Equity Interests-99.33%
Consumer Staples-1.81%
Archer-Daniels-Midland Co.	1,005	$55,858
Energy-23.13%
Cheniere Energy, Inc.	766	125,616
Enbridge, Inc. (Canada)(b)	4,693	167,691
Gibson Energy, Inc. (Canada)	3,176	51,014
Kinder Morgan, Inc.	2,368	40,066
ONEOK, Inc.	1,520	103,740
Pembina Pipeline Corp. (Canada)(b)	2,453	85,026
Targa Resources Corp.	1,285	109,174
Williams Cos., Inc. (The)	912	31,610
		713,937
Industrials-0.54%
Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR (Mexico)(b)	107	16,680
Materials-10.97%
Agnico Eagle Mines Ltd. (Canada)	1,320	65,286
Canfor Corp. (Canada)(c)	4,792	58,391
Corteva, Inc.	1,262	57,396
Interfor Corp. (Canada)(c)	3,692	57,478
Lundin Mining Corp. (Chile)	3,127	25,699
Nutrien Ltd. (Canada)	1,125	56,450
West Fraser Timber Co. Ltd. (Canada)	224	17,924
		338,624
Real Estate-55.13%
Agree Realty Corp.	889	52,993
Alexandria Real Estate Equities, Inc.	747	90,312
American Tower Corp.	795	155,542
Camden Property Trust	815	76,480
Canadian Apartment Properties REIT (Canada)	1,600	55,890
Crown Castle, Inc.	1,186	128,384
Digital Realty Trust, Inc.	312	43,824
Equinix, Inc.	141	116,998
Equity Residential	351	21,127
Healthpeak Properties, Inc.	5,293	97,920
Invitation Homes, Inc.(b)	1,960	64,543
Kimco Realty Corp.	1,671	33,754
Prologis, Inc.	1,720	217,907
Public Storage	377	106,763
Rexford Industrial Realty, Inc.(b)	1,395	73,363
RioCan REIT (Canada)	4,500	61,603
	Shares	Value
Real Estate-(continued)
RLJ Lodging Trust(b)	2,630	$30,455
SBA Communications Corp., Class A	356	79,694
Simon Property Group, Inc.	315	43,662
SITE Centers Corp.(b)	2,324	30,956
Summit Hotel Properties, Inc.	3,528	22,861
Sun Communities, Inc.	689	86,366
UDR, Inc.	280	10,086
		1,701,483
Utilities-7.75%
American Water Works Co., Inc.	601	74,536
CenterPoint Energy, Inc.	1,892	52,863
Essential Utilities, Inc.	3,111	111,560
		238,959
Total Common Stocks & Other Equity Interests (Cost $3,012,907)		3,065,541
Money Market Funds-0.53%
Invesco Government & Agency Portfolio, Institutional Class, 5.24%(d)(e) (Cost $16,467)	16,467	16,467
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $3,029,374)		3,082,008
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.98%
Invesco Private Government Fund, 5.29%(d)(e)(f)	68,986	68,986
Invesco Private Prime Fund, 5.52%(d)(e)(f)	177,271	177,395
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $246,381)		246,381
TOTAL INVESTMENTS IN SECURITIES-107.84% (Cost $3,275,755)		3,328,389
OTHER ASSETS LESS LIABILITIES-(7.84)%		(242,067)
NET ASSETS-100.00%		$3,086,322
See accompanying notes which are an integral part of this schedule.

Invesco Real Assets ESG ETF (IVRA)—(continued)
January 31, 2024
(Unaudited)
Investment Abbreviations:
ADR	-American Depositary Receipt
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at January 31, 2024.
(c)	Non-income producing security.
(d)	Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended January 31, 2024.

	Value October 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value January 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$32,712	$56,642	$(72,887)	$-	$-	$16,467	$213
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	178,026	718,570	(827,610)	-	-	68,986	1,393*
Invesco Private Prime Fund	457,878	1,648,854	(1,929,492)	12	143	177,395	3,799*
Total	$668,616	$2,424,066	$(2,829,989)	$12	$143	$262,848	$5,405

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of January 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.

This Fund has holdings greater than 10% of net assets in the following country:
Canada	21.93%
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2024
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Capital Management LLC’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$3,065,541	$-	$-	$3,065,541
Money Market Funds	16,467	246,381	-	262,848
Total Investments	$3,082,008	$246,381	$-	$3,328,389